UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:	September 18, 2015
Date of Earliest Event Reported:	September 18, 2015

Mid-Con Energy Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35374	45-2842469
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2501 North Harwood Street, Suite 2410
Dallas, Texas 75201
(Address of principal executive offices)

(972) 479-5980
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2015, Bradley A. Cox informed the management of Mid-Con Energy Partners, LP’s general partner, Mid-Con Energy GP, LLC (the “General Partner”), that he intends to resign as Chief Engineer and Executive Vice President of Business Development of the General Partner, effective September 30, 2015. Thereafter, Mr. Cox may serve as a consultant on engineering and technical matters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 18, 2015

Mid-Con Energy Partners, LP

By: Mid-Con Energy GP, LLC, its general partner

By: /s/ Nathan P. Pekar
Nathan P. Pekar
Vice President, General Counsel and Secretary

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